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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated August 9, 1999, except for note 13 which is as at January 28, 2000 relating to the financial statements, which appears in the registration statement on Form S-1/A dated July 13, 2000. We also consent to the references to us under the headings "Experts".



         /s/ PricewaterhouseCoopers LLP
         ---------------------------------
         Chartered Accountants
         Calgary, Alberta, Canada
         January 31, 2001